UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021 (April 27, 2021)

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 774-3034
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 27, 2021, the Board of Directors (the “Board”) of DuPont de Nemours, Inc. (the “Company”) increased the size of the Board to 13 directors and appointed Deanna M. Mulligan to the Company’s Board of Directors. Ms. Mulligan was previously nominated by the Board for election at the Company’s Annual Meeting of Stockholders on April 28, 2021 (the “Annual Meeting”). As disclosed in Item 5.07 below, Ms. Mulligan was elected to the Board by the Company’s stockholders at the Annual Meeting. Immediately following the adjournment of the Annual Meeting the size of the Board was decreased from 13 to 12 directors.

Ms. Mulligan served as CEO of The Guardian Life Insurance Company of America, a mutual life insurance company (Guardian), from 2019 to October 2020, as President and Chief Executive Officer of Guardian from 2011 to 2019 and as President and Chief Operating Officer of Guardian in 2010. She also served as a member of Guardian’s Board of Directors from 2011 until her retirement at year-end 2020 and as its Board Chair from October 2020 until her retirement date. Ms. Mulligan joined Guardian in 2008 as the Executive Vice President, Individual Life and Disability. Prior to joining Guardian in 2008, Ms. Mulligan founded DMM Management Solutions LLC where she served as President from 2007 to 2008. Previously, she held several other management positions at McKinsey & Company, AXA Financial, Inc. and New York Life Insurance Company. Ms. Mulligan currently serves as a director of The Vanguard Group, Inc., Trustee of the Vanguard Funds, Trustee of the Economic Club of New York, Trustee of New York Presbyterian Hospital, Director of Chief Executives for Corporate Purpose, Director of Partnership for New York City and Trustee of the Bruce Museum.

Ms. Mulligan was appointed to the Environment, Health, Safety and Sustainability Committee of the Board and the People and Compensation Committee of the Board.

On April 30, 2021, the Company issued a press release announcing Ms. Mulligan’s election to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Second Amended and Restated Articles of Incorporation, (the “Certificate of Incorporation”), to reduce to 15% the ownership threshold for stockholders to call a special meeting.

The Company’s Board of Directors previously approved the amendment to the Certificate of Incorporation which became effective when the Company filed the Third Amended and Restated Certificate of Incorporation of DuPont de Nemours, Inc. with the Secretary of State of the State of Delaware on April 28, 2021.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Bylaws

On April 28, 2021, in connection with the effectiveness of the Third Amended and Restated Certificate of Incorporation the Board unanimously adopted the Fifth Amended and Restated Bylaws. The Fifth Amended and Restated Bylaws reduce to 15% the ownership threshold for stockholders to call a special meeting, consistent with the amendment to the Certificate of Incorporation approved by the Company’s stockholders at the Annual Meeting. In addition, the Fifth Amended and Restated Bylaws (i) incorporate certain director nominee qualification requirements and advance resignation requirements from the Company’s Corporate Governance Guidelines and Director Code of Conduct into the Company’s bylaws; (ii) provide for certain amendments to the forum selection clause; and (iii) provide for certain administrative changes with respect to the appointment of officers.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On April 28, 2021, the Company held the Annual Meeting. As of the close of business on March 8, 2021, the record date for the Annual Meeting, (the "Record Date"), 534,525,262 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 432,418,152 shares of common stock were voted in person or by proxy, representing 80.9 percent of the shares entitled to be voted. The following are the final voting results on the matters considered and voted upon at the Annual Meeting, all of which are described in the Company’s 2021 Proxy Statement.

Agenda Item 1-Election of Directors. The Company’s stockholders elected the following 12 nominees to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Amy G. Brady	352,011,441	4,955,388	779,948	74,671,375
Edward D. Breen	333,238,255	21,723,475	2,785,047	74,671,375
Ruby R. Chandy	351,517,159	5,445,085	784,533	74,671,375
Franklin K. Clyburn, Jr.	346,803,191	10,118,897	824,689	74,671,375
Terrence R. Curtin	350,056,174	6,843,557	847,046	74,671,375
Alexander M. Cutler	346,526,758	10,403,397	816,622	74,671,375
Eleuthère I. du Pont	349,973,425	7,040,595	732,757	74,671,375
Luther C. Kissam	349,954,017	6,965,352	827,408	74,671,375
Frederick M. Lowery	351,431,262	5,494,905	820,610	74,671,375
Raymond J. Milchovich	351,306,336	5,604,423	836,018	74,671,375
Deanna M. Mulligan	353,214,382	3,746,182	786,213	74,671,375
Steven M. Sterin	351,550,577	5,358,852	837,348	74,671,375

Agenda Item 2-Advisory Resolution to Approve Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
332,031,926	24,018,572	1,696,279	74,671,375

Agenda Item 3-Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.

For	Against	Abstain	Broker Non-Votes
427,805,833	3,820,925	791,394	—

Agenda Item 4-Amendment and Restatement of the Company’s Certificate of Incorporation. The Company’s stockholders approved the amendment and restatement of the Company’s Certificate of Incorporation to reduce to 15% ownership threshold for stockholders to call a special meeting.

For	Against	Abstain	Broker Non-Votes
343,695,448	12,913,879	1,137,450	74,671,375

Agenda Item 5-Stockholder Proposal – Right to Act by Written Consent. The Company’s stockholders did not approve a stockholder proposal regarding a request that the Board take such steps as may be necessary to permit action by written consent of the minimum number of stockholders entitled to cast the minimum number of votes necessary to authorize such action at a meeting of stockholders.

For	Against	Abstain	Broker Non-Votes
124,648,865	230,944,662	2,153,250	74,671,375

Agenda Item 6-Stockholder Proposal - Annual Disclosure of EEO-1 Data. The Company’s stockholders approved a stockholder proposal regarding a request for the Board to adopt a policy requiring the Company to disclose on its website its Consolidated EEO-1 Report.

For	Against	Abstain	Broker Non-Votes
294,360,528	57,074,382	6,311,867	74,671,375

Agenda Item 7-Stockholder Proposal - Annual Report on Plastic Pollution. The Company’s stockholders approved a stockholder proposal regarding a request for that the Board of Directors of the Company issue an annual report to stockholders on plastic pollution.

For	Against	Abstain	Broker Non-Votes
285,822,956	66,125,675	5,798,146	74,671,375

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Certificate of Incorporation of DuPont de Nemours, Inc.
3.2	Fifth Amended and Restated Bylaws of DuPont de Nemours, Inc.
99.1	Press Release, dated April 30, 2021, regarding the appointment of Deanna Mulligan to the Board.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	April 30, 2021	By:	/s/ Michael G. Goss
		Name:	Michael G. Goss
		Title:	Vice President and Controller